SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported):  JULY 9, 1997




                     SENTO TECHNICAL INNOVATIONS CORPORATION
                     _______________________________________
             (Exact name of registrant as specified in its charter)


         Utah                  0-6425              87-0284979
   __________________       ____________      ___________________
    (State or other         (Commission
    jurisdiction of          File No.)          (IRS Employer
    incorporation)                           Identification No.)

                             311 North State Street
                                 Orem, Utah 84057
             _______________________________________________________
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (801) 226 3355
                                                           ______________

                                TABLE OF CONTENTS


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS  . . . . . . . . . . . . . . .  1

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS   3


Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ASI ACQUISITION

     On July 9, 1997, the Registrant exercised its option under an Option Agreement dated September 10, 1996 by and among the Registrant, Australian Software Innovations (Services) Pty Ltd ("ASI"), Kilat Holdings Pty. Limited ("Kilat"), Eng Lee and Mary Lee (the "Option Agreement") and acquired substantially all of the assets, and assumed certain liabilities, of ASI, a software developer located in Sydney, Australia (the "ASI Acquisition"). The principal ASI assets acquired by the Registrant consist of the OPEN AVIATOR (SYSMON), CONTROL TOWER (LOGMAN) and FLIGHT LOG (ASI Accounting) software products. Except as otherwise indicated below, all dollar amounts indicate United States Dollars. In connection with the ASI Acquisition, the Registrant undertook the following actions:

     (a) The Registrant, ASI, Kilat and Eng and Mary Lee entered into an Asset Purchase Agreement, pursuant to which the Registrant and Centerpost Innovations Pty. Ltd., a wholly-owned subsidiary of the Registrant ("Centerpost"), will pay the aggregate amount of $750,000 to acquire all of the tangible assets and goodwill of ASI. Of the total amount paid, $130,000 was paid previously pursuant to the terms of the Option Agreement, $170,000 was paid by the Registrant at closing, $100,000 was paid by Centerpost at closing and $350,000 will be paid by the Registrant in seven monthly installments commencing on August 1, 1997.

     (b) The Registrant, ASI, Kilat and Eng and Mary Lee entered into an Intellectual Property Purchase Agreement, pursuant to which the Registrant paid $455,000 to acquire all of the intellectual property and other intangible assets of ASI.

     (c) The Registrant, ASI, Kilat and Eng and Mary Lee entered into a Deed of Restraint of Trade, pursuant to which the Registrant paid $78,000 in exchange for the covenants of ASI, Kilat and Eng and Mary Lee to refrain from engaging in any business or activity that is competitive with the Registrant's business for a period of three years from the closing date of the ASI Acquisition.

     (d) Centerpost and ASI entered into a Services Agreement, pursuant to which ASI will provide transition and consulting services to Centerpost for a period of one year from the closing date of the ASI Acquisition, subject to annual renewals thereafter if neither party elects to terminate the agreement, in exchange for Centerpost's obligation to pay an annual consulting fee of 200,000 Australian Dollars, paid in equal monthly installments.

     (e) The Registrant and Eng Lee entered into a Consulting Agreement, pursuant to which Mr. Lee, the founder and Managing Director of ASI, will provide to the Registrant consulting services for a period of five months from the closing date of the ASI Acquisition in exchange for a total payment in the amount $500,000, paid in five equal monthly installments of $100,000.

     (f) The Registrant and ASI entered into a Consulting Agreement, pursuant to which ASI will provide to the Registrant consulting services for a period of three years from the closing date of the ASI Acquisition in exchange for an annual consulting fee of $50,000, paid quarterly.

Copies of each of the agreements described above and of a press release announcing the consummation of the ASI Acquisition are attached to this Report as Exhibits 1 through 6 and 8, respectively.

     The amounts paid by the Registrant in connection with the ASI Acquisition were determined through negotiations between the Registrant and the other parties to the ASI Acquisition, based upon the business, assets, liabilities, operations and prospects of ASI. Mr. Eng Lee is Vice President, Chief Technical Officer and a director of the Registrant. The ASI Acquisition was funded through the registrant's working capital without additional borrowing.

     The principal ASI assets acquired by the Registrant in the ASI Acquisition, consisting of the software products described above, will not be used in the Registrant's business, but were subsequently sold to BMC Software Inc. and BMC Software (Cayman) LDC in the transactions described below. The remaining ASI assets acquired in the ASI Acquisition, consisting principally of distributer and customer lists, goodwill, computer hardware, office equipment and furniture and several vehicles, will be used by the Registrant and Centerpost in continuing their existing operations in Australia and Asia.

BMC TRANSACTION.

     On July 10, 1997, the Registrant completed an asset sale contemplated by an Asset Purchase and Services Agreement among BMC Software, Inc. and BMC Software (Cayman) LDC (collectively, "BMC"), certain principal stockholders of the Registrant, ASI and Eng Lee (the "BMC Agreement"), pursuant to which the Registrant sold to BMC the OPEN AVIATOR (SYSMON), CONTROL TOWER (LOGMAN) and FLIGHT LOG software products acquired by the Registrant in the ASI Acquisition described above (the "Products") and assigned to BMC all of the Registrant's rights to distribute the Products in the United States as well as other rights under certain domestic and international distribution and license agreements relating to the Products. In addition, BMC assumed certain liabilities and obligations relating to the distribution and license agreements assigned to BMC by the Registrant. The BMC Agreement also obligates the Registrant to provide certain transition and maintenance services for a period of six months following the closing of the BMC transactions. The total amount paid by BMC in exchange for the Products, the Registrant's U.S. distribution rights, the Registrant's rights under the assigned distribution and license agreements and the transition and maintenance services to be provided by the Registrant was approximately $7,000,000. A copy of the BMC Agreement and a press release announcing the consummation of the asset sale are attached to the Report as Exhibits 7 and 9, respectively.

     The price paid by BMC in connection with the transactions contemplated by the BMC Agreement was determined through arms-length negotiations between BMC and the Registrant based upon the parties' perceived value of the Products and related rights and services transferred pursuant to the terms of the BMC Agreement. There was no material relationship between BMC and the Registrant or any of its affiliates, any officer or director of the Registrant or any associate of any such officer or director.

     Pursuant to the terms of the BMC Agreement, six individual officers, directors and/or shareholders of the Company agreed to indemnify and hold harmless BMC with respect to certain representations and warranties set forth in the BMC Agreement. The Company has agreed to indemnify and hold harmless these individuals for certain claims if they are asserted by BMC against such individuals under the BMC Agreement.
ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               As of the date of this filing, the registrant has been unable to determine if the financial statements specified in Item 7(a) of this Current Report on Form 8-K are required to be filed with this Report. If such financial statements are required to be filed, the Registrant intends to file an amendment to this Current report on Form 8-K to include such financial statements not later than September 26, 1997.

     (b)  PRO FORMA FINANCIAL INFORMATION.

               As of the date of this filing, the registrant has been unable to determine if the pro forma financial information specified in Item 7(b) of this Current Report on Form 8-K are required to be filed with this Report. If such financial information is required to be filed, the Registrant intends to file an amendment to this Current report on Form 8-K to include such information not later than September 26, 1997.

     (c)  EXHIBITS.

          The following exhibits are included herein:


 REG S-K                                                EXHI
 EXHIBIT                                                BIT
   NO.                     DESCRIPTION                  NO.

  10.1     Asset Purchase Agreement dated as of July
           9, 1997                                       1
  10.2     Intellectual Property Purchase Agreement
           dated as of July 9, 1997                      2

  10.3     Deed of Restraint of Trade dated as of July
           9, 1997                                       3

  10.4     Services Agreement dated as of July 9, 1997   4

  10.5     Consulting Agreement dated as of July 9,
           1997                                          5

  10.6     Consulting Agreement (II) dated as of July
           9, 1997                                       6

  10.7     Asset Purchase and Services Agreement         7

  99.1     Press Release dated July 14, 1997             8

  99.2     Press Release dated July 17, 1997             9
____________________

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                              SENTO TECHNICAL INNOVATIONS CORPORATION



                              By: /s/ Robert K. Bench
                                  _____________________________________________
                                   Robert K. Bench, President


Date:  July 28, 1997